EXHIBIT 32



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS
     PURSUANT TO 18 U.S.C. ss.ss.1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bravo Resource Partners Ltd. (the "Company") on Form 10-QSB for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Tyrone R. Carter, President and Chief Executive Officer and Ernest Staggs, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  December 9, 2005
                             By:  /s/ Tyrone R. Carter
                                   -------------------------------------------
                                   Tyrone R. Carter, Chief Executive Officer



                             By:  /s/ Ernest Staggs
                                  --------------------------------------------
                                   Ernest Staggs, Principal Financial Officer